UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2020

NATIONAL FUEL GAS COMPANY

(Exact name of registrant as specified in its charter)

New Jersey	1-3880	13-1086010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6363 Main Street, Williamsville, New York	14221
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 857-7000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $1.00 per share	NFG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of National Fuel Gas Company (the “Company”) was held on March 11, 2020. At the Annual Meeting, the stockholders elected David H. Anderson as director for a one-year term, David P. Bauer and Barbara M. Baumann as first-time Company directors for one-year terms and Jeffrey W. Shaw, Thomas E. Skains and Ronald J. Tanski as directors for three-year terms. The stockholders also approved named executive officer compensation in a non-binding advisory vote and ratified the appointment of an independent registered public accounting firm. The stockholder proposal requesting that the Company’s Board of Directors undertake the necessary steps to declassify the Board received support from a majority of shares voted.

The vote with respect to Mr. Anderson was as follows: For, 69,428,723 (98.7% of the votes cast); Withheld, 887,952; Broker Non-Votes, 8,821,557. The vote with respect to Mr. Bauer was as follows: For, 69,446,701 (98.8% of the votes cast); Withheld, 869,974; Broker Non-Votes, 8,821,557. The vote with respect to Ms. Baumann was as follows: For, 69,500,002 (98.8% of the votes cast); Withheld, 816,673; Broker Non-Votes, 8,821,557. The vote with respect to Mr. Shaw was as follows: For, 56,703,923 (80.6% of the votes cast); Withheld, 13,612,752; Broker Non-Votes, 8,821,557. The vote with respect to Mr. Skains was as follows: For, 63,652,321 (90.5% of the votes cast); Withheld, 6,664,354; Broker Non-Votes, 8,821,557. The vote with respect to Mr. Tanski was as follows: For, 64,193,148 (91.3% of the votes cast); Withheld, 6,123,527; Broker Non-Votes, 8,821,557.

The advisory vote with respect to approval of named executive officer compensation was as follows: For, 66,077,469 (94.9% of the votes cast); Against, 3,540,313; Abstain, 698,893; Broker Non-Votes, 8,821,557.

The vote with respect to ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm was as follows: For, 77,229,627 (98.0% of the votes cast); Against, 1,611,417; Abstain, 297,188; Broker Non-Votes, 0.

The vote with respect to the stockholder proposal was as follows: For, 50,789,360 (73.2% of the votes cast); Against, 18,623,456; Abstain, 903,859; Broker Non-Votes, 8,821,557.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL FUEL GAS COMPANY

By:	/s/ Sarah J. Mugel
Sarah J. Mugel
Secretary

Dated: March 16, 2020